Exhibit 10.2

AGREEMENT

Between

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

And

NORTHWEST RURAL PUBLIC POWER DISTRICT

MEMBERSHIP WITHDRAWAL AGREEMENT
23-TSGT-0073

This Membership Withdrawal Agreement (“Contract”) is dated as of ______, 2024 (the “Agreement Date”), by and between TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado cooperative corporation (“Tri-State”) and NORTHWEST RURAL PUBLIC POWER DISTRICT, a Nebraska public power district (“NRPPD”). Tri-State and NRPPD are each sometimes hereinafter individually called a “Party” and collectively called the “Parties.”
WHEREAS, Tri-State is an electric generation and transmission cooperative engaged in generating, purchasing, and transmitting electric power and energy to its members in the states of Colorado, Nebraska, New Mexico, and Wyoming;
WHEREAS, NRPPD is currently a member-owner of Tri-State and purchases wholesale electric power and energy from Tri-State under the terms and conditions of the Wholesale Electric Service Contract, by and between the Parties, dated July 1, 2007 (the “WESC”);
WHEREAS, on September 1, 2021, Tri-State filed Rate Schedule No. 281 (Contract Termination Payment Methodology and Procedures) with the Federal Energy Regulatory Commission (“FERC”) in Docket No. ER21-2818 (“2021 Rate Schedule No. 281”) to govern the rates, terms, and conditions under which a member-owner of Tri-State may withdraw from Tri-State pursuant to Article I, Section 4 of Tri-State’s Amended and Restated Bylaws (“Bylaws”) and terminate its wholesale electric service contract with Tri-State;
WHEREAS, on April 29, 2022, NRPPD provided Tri-State a non-conditional notice of its intent to terminate its WESC and withdraw its membership from Tri-State effective May 1, 2024 (“Withdrawal Notice”);

    WHEREAS, the Withdrawal Notice stated it was “submitted exclusively pursuant to the notice of withdrawal procedure as explained in two Commission Orders issued in consolidated Docket Nos. ER21-2818 and EL22-4 on October 29, 2021 [Tri-State Generation and Transmission Ass’n., Inc., 177 FERC ¶ 61,059 (Oct. 29, 2021)] and April 21, 2022 [Tri-State Generation and Transmission Ass’n., Inc., 179 FERC ¶ 61,052 (Apr. 21, 2022)], respectively. Specifically, the Commission’s April 21 Order held that any Tri-State Member may submit a non-conditional notice of its intent to withdraw from Tri-State, and the [Contract Termination Payment] ‘that is due will be subject to the outcome of the ongoing hearing procedures’”;

WHEREAS, NRPPD’s withdrawal also necessitates the termination of certain other agreements between Tri-State and NRPPD, which agreements are set forth in Schedule 2.1.2;

WHEREAS, a FERC Administrative Law Judge issued an Initial Decision on September 29, 2022 related to the 2021 Rate Schedule No. 281 (“Initial Decision”);
WHEREAS, on December 19, 2023, FERC issued an Order on the Initial Decision (“Commission Order”) and directed Tri-State to make a compliance filing, as discussed in the body of the Commission Order;
WHEREAS, on January 25, 2024, Tri-State filed the compliance filing as directed by the Commission Order, including a revised Rate Schedule No. 281 (Contract Termination Payment Methodology and Procedures) (“Rate Schedule No. 281”);
WHEREAS, on March 29, 2024, FERC issued an Order Accepting Compliance Filing, Subject to Further Compliance, and Establishing Hearing and Settlement Judge Procedures

related to Tri-State’s compliance filing on Rate Schedule No. 281 that accepted Rate Schedule No. 281, subject to further compliance filing (“Compliance Filing Order”);
WHEREAS, the terms used and not otherwise defined in this Contract are defined in Rate Schedule No. 281;
WHEREAS, NRPPD serves load only in the Eastern Interconnection and thus is an Eastern Interconnection Member (as the term is used in Rate Schedule No. 281); and
WHEREAS, pursuant to the Commission Order and Rate Schedule No. 281, NRPPD is required to pay for and purchase all radial transmission facilities used to service NRPPD.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the Parties agree to the following:
Section 1.PERFORMANCE OF RESPONSIBILITIES TO WITHDRAW AND POWER PURCHASE AGREEMENT
1.1Each Party shall perform its respective responsibilities as set forth in this Contract in good faith and shall use reasonable efforts to complete those responsibilities on a timely basis. With regard to all dates and time periods set forth in this Contract (other than Section 1.2), time is of the essence.
1.2Tri-State will, at its expense, after the Withdrawal Time, either remove Tri-State’s assets and facilities from NRPPD’s Hay Springs Communication Site near Hay Springs, Nebraska (“Hay Springs Equipment”) or sell some or all of the Hay Springs Equipment to NRPPD or another third party pursuant to a separate agreement. NRPPD hereby grants Tri-State a twelve-month license after the Withdrawal Time for Tri-State’s Hay Springs Equipment at NRPPD’s Hay Springs Communication Site to facilitate either the removal or sale of such equipment. If Tri-State will remove the Hay Springs Equipment, NRPPD shall, at its expense, coordinate with Tri-State on the removal of Tri-State’s equipment and such coordination may involve NRPPD installing, at its expense, its own replacement equipment.
1.3PPAs. Related to the power purchase agreement serving Eastern Interconnection Member load as described in Rate Schedule No. 281, the Final Eastern Interconnection PPA Amount will be calculation pursuant to the FERC-accepted and effective version of Rate Schedule No. 281 as of April 24, 2024.
Section 2.WITHDRAWAL
2.1    Subject to satisfaction of the conditions precedent described in Section 4, or the waiver of such conditions precedent exercised by the applicable Party or Parties, effective at the beginning of the day, as of 12:00:00 a.m. Mountain Prevailing Time, on May 1, 2024 (the “Withdrawal Time”), the following will simultaneously occur unless otherwise agreed to by the Parties in writing:
2.1.1    NRPPD’s withdrawal from its membership in Tri-State will become effective pursuant to Rate Schedule No. 281;
2.1.2    Except as otherwise provided herein, the contracts identified in Schedule 2.1.2 (including, for avoidance of doubt, the WESC) will terminate and be of no further force and effect; provided that any provisions in the contracts that survive termination pursuant to the terms of such contracts shall survive;
2.1.3    As NRPPD has elected to take the discounted value of its patronage capital in a discounted lump sum credit as set out in Rate Schedule No. 281, Tri-State will retire, and NRPPD will relinquish its right to, any patronage capital retirement or allocation arising from NRPPD’s membership in Tri-State or Tri-State’s furnishing of wholesale electric service to NRPPD, including any patronage capital accrued as of the Withdrawal Time and any patronage capital arising under Article VII, Section 3 of Tri-State’s Bylaws, and any property rights it may have in the event of dissolution arising under Article II, Section 1 of Tri-State’s Bylaws or otherwise. Except as provided in Section 3.1.2, no patronage capital will be allocated to NRPPD or retired to NRPPD or paid in cash to NRPPD at any time after the Withdrawal Time. Notwithstanding the foregoing, should Tri-State’s Board of Directors declare any patronage capital retirements prior to the Withdrawal Time, NRPPD shall receive its proportionate share of such payment(s), and Tri-State shall not modify the date or manner of such payment(s) so as to exclude NRPPD from such payment(s); and
2.1.4    Tri-State shall transfer, assign and convey to NRPPD in its then existing condition “AS IS,” “with all faults,” and without indemnity, and subject to all deficiencies, circumstances all of its rights, title, and interest in and to, and NRPPD shall assume ownership of and all obligations associated with the facilities and equipment described in Schedule 2.1.4 (collectively, the “Equipment Conveyed”). One-line schematic diagrams of certain Equipment Conveyed are attached to this Contract as part of Schedule 2.1.4.
Section 3. FINAL PAYMENT AMOUNT
3.1    Payment. No later than 2:00 p.m. Mountain Prevailing Time on April 29, 2024, NRPPD shall pay Tri-State the amount calculated pursuant to the FERC-accepted and effective version of Rate Schedule No. 281 as of April 24, 2024 (“Final Payment Amount”). The Final Payment Amount will be trued-up after the Withdrawal Time as provided in Section 3.1.2. The payment of the Final Payment Amount shall be made by wire transfer of immediately available funds to an account designated by Tri-State. NRPPD’s payment to Tri-State for the Equipment Conveyed is included in the Final Payment Amount.
3.1.1    Final Payment Amount. At least 30 days before the Withdrawal Time, Tri-State shall calculate and provide to NRPPD the Final Payment Amount, which shall use the formula set forth in Rate Schedule No. 281.
3.1.2    Accrued Patronage Capital True-Up. As the Final Patronage Capital Credit is based upon NRPPD’s allocated patronage capital balance as of December 31, 2023, the Final Payment Amount used an estimate of NRPPD’s Final Patronage Capital Credit and thus is subject to true-up for accrued patronage capital for January 1, 2024 through April 30, 2024 for NRPPD (“Accrued Patronage Capital True-Up”). The Accrued Patronage Capital True-Up will be in accordance with Tri-State’s compliance filing for Rate Schedule No. 281 pursuant to the Compliance Filing Order and applicable FERC order
3.2    True-Up. If, after April 24, 2024, the Final Payment Amount is modified by FERC pursuant to a final and non-appealable FERC order, then within 90 days after such order becomes final and non-appealable, (a) NRPPD shall pay Tri-State any deficiency (i.e., if the final Final Payment Amount is greater than the amount NRPPD paid at the Withdrawal Time, subject to true-up as provided in Section 3.1.2) or (b) Tri-State shall refund the excess amount of the final determined Final Payment Amount to NRPPD (i.e., if the final Final Payment Amount is less than the amount NRPPD paid at the Withdrawal Time, subject to true-up as provided in Section 3.1.2).
Section 4. CONDITIONS PRECEDENT TO WITHDRAWAL
4.1    Tri-State Conditions. NRPPD’s withdrawal from membership in Tri-State and termination of its WESC are contingent upon satisfaction of the following condition, or Tri-State’s waiver of such condition:
4.1.1    Payment. NRPPD’s payment of the Final Payment Amount to Tri-State by the time and date set forth in Section 3.1.
Section 5.COVENANTS
5.1    WESC.
5.1.1    Until the Withdrawal Time, NRPPD will continue to purchase from Tri-State, and pay Tri-State for, all electric service, including capacity and energy, which NRPPD shall require for the operation of its system at Tri-State’s Class A member rate, in accordance with and subject to the terms of the WESC (and other related agreements currently in effect).
5.1.2    Notwithstanding any other provisions of this Contract, NRPPD shall continue to remain responsible for and shall pay Tri-State, in accordance with the payment provisions of the WESC, for any unpaid bills related to electric service, including, but not limited to, the bill for electric service for the last month of service, and for any other unpaid bills or work whether arising under the WESC or other applicable contracts (including the contracts identified in Schedule 2.1.2) incurred prior to the Withdrawal Time. After the Withdrawal Time, NRPPD shall promptly return to Tri-State any Tri-State membership certificate(s) in NRPPD’s possession.
5.1.3    After April 30, 2024, NRPPD shall not be entitled to and Tri-State has no obligation to pay NRPPD for any energy efficiency rebates, credits, or services pursuant to Tri-State’s energy efficiency program (electrify and save program). After April 30, 2024, NRPPD shall not be entitled to, and Tri-State will have no obligation to provide, any benefits or financial support associated with any beneficial electrification programs, including, but not limited to, electric vehicle charging stations and on-bill repayment programs, that are or will be provided to Tri-State’s other members.
5.2    Equipment Conveyed.
5.2.1    The price for the Equipment Conveyed is $141,067.00 (the Radial Facilities Acquisition Payment) and is part of the Final Payment Amount. The Equipment Conveyed shall be conveyed at the Withdrawal Time free and clear of all liens, mortgages, security interests, and encumbrances created by Tri-State, including without limitation free and clear of the lien of Tri-State’s Master First Mortgage Indenture, Deed of Trust and Security Agreement dated December 15, 1999 between Tri-State and U.S. Bank Trust Company, National Association, as it may be amended or supplemented from time to time.

5.2.2    Upon reasonable advance notice from NRPPD to Tri-State, Tri-State will give NRPPD and its representatives reasonable access during normal business hours to review, copy and inspect the books, records, drawings, documents, and instruments relating to the Equipment Conveyed. NRPPD, at its own cost and expense, shall have the right to inspect and test the Equipment Conveyed for condition and for conformance with applicable legal requirements and Tri-State, at Tri-State’s cost and expense, shall cooperate in facilitating access in this regard. NRPPD will comply with all conditions and requirements communicated by Tri-State, as well as with all Federal, state and local laws, in connection with such access and inspections. NRPPD will promptly reimburse Tri-State for the actual costs associated with Tri-State repairing any damage or disturbance NRPPD causes to the Equipment Conveyed, or to land upon which the Equipment Conveyed is situated, and will otherwise restore such Equipment Conveyed and land after each such inspection, examination, evaluation, or other access.
5.2.3    Tri-State shall pay all fees, costs, and taxes attributable to the Equipment Conveyed arising, accrued, or incurred prior to Withdrawal Time; provided, however, that such fees, costs, and taxes may be prorated to the date of Withdrawal Time for each particular item of Equipment Conveyed, and such obligation shall survive. Further, state or local sales, use, transfer, or fees or any other charge imposed by any governmental authority (other than any of Tri-State’s income or payroll tax) arising from or payable by reason of the transfer of the Equipment Conveyed contemplated by this Contract will be borne by NRPPD. Tax returns required to be filed in respect of such transfer taxes (“Transfer Tax Returns”) will be prepared and filed by the Party that has the primary responsibility under applicable law for filing such Transfer Tax Returns. If neither Party has primary responsibility for filing a Transfer Tax Return, then NRPPD will be responsible for preparing and filing any such Transfer Tax Return. The Parties will cooperate, including during times of audit by taxing governmental authorities, to avoid payment of duplicate or inappropriate taxes which relate to the Equipment Conveyed, and each Party will furnish, at the request of the other, proof of payment of any such taxes to avoid payment of a duplicate or inappropriate tax.
5.2.4    At or prior to the Withdrawal Time, Tri-State shall deliver to NRPPD a Bill of Sale substantially in the form of Exhibit B for transferring the Equipment Conveyed.
5.2.5    NRPPD will not permit claims or liens of any kind against the Equipment Conveyed or land upon which the Equipment Conveyed is situated in connection with any activities performed on its behalf or at its direction with respect to the Equipment Conveyed. NRPPD will indemnify, defend and hold Tri-State harmless from and against any liability, damage, cost or expense arising out of any of the activities of NRPPD or third parties acting on NRPPD’s behalf or at NRPPD’s direction, in connection with any inspection, examination, test, evaluation or similar activity undertaken in accordance with this Section 5.2.
5.3    Transmission Service. NRPPD shall have the sole obligation to apply for and obtain transmission service commencing on the Withdrawal Time and Tri-State shall have no liability to NRPPD for its failure to apply for or obtain such transmission service.
5.4    Metering Coordination. After the Withdrawal Time, each Party shall reasonably cooperate with the other Party and provide such other Party timely metering information and related data in formats agreed upon by the Parties from any distributed generation metering points on NRPPD system, including, but not limited to, any qualifying facilities, in order for Tri-State to perform final billing for electric service pursuant to the WESC (and other related agreements).
5.5    FERC Acceptance or Approvals. Tri-State shall, at its expense, seek and obtain FERC approval or acceptance of the termination of the WESC and other jurisdictional agreements identified in Schedule 2.1.2. Tri-State shall share with NRPPD drafts of such filings prior to filing sufficiently in advance of filing so that NRPPD has reasonable opportunity to comment on such filing. If Tri-Sate has shared such drafts with NRPPD and incorporate any NRPPD’s edits to such filing, NRPPD shall, at its expense, use commercially reasonable efforts to support Tri-States efforts to obtain FERC’s acceptance or approval of termination of the contracts (including the WESC). However, if FERC does not approve or accept for filing any such filing related to any agreements identified in Schedule 2.1.2, to the extent they are required to be filed, without condition or modification (unless such condition or modification is mutually agreeable to the Parties as evidenced by their written agreement), the Parties agree to work together in good faith to agree upon terms and conditions that are acceptable to them and to FERC and Tri-State agrees to promptly file such new terms and conditions with FERC for approval, acceptance or termination, as appropriate.
5.6    Class A Refund and True Up.
5.6.1    To the extent Tri-State’s Class A member rate becomes subject to refund that covers the period prior to the Withdrawal Time, for any energy, power or services NRPPD purchased from Tri-State during the refund period (but not later than the Withdrawal Time), NRPPD shall be eligible to receive, and Tri-State shall issue, refunds to NRPPD consistent with FERC directives; provided however, that in lieu of such refund being deducted from the Class A rate or a line item on the invoice for the wholesale electric services contract, Tri-State shall pay such amount to NRPPD.
5.6.2    To the extent Tri-State’s Class A member rate becomes subject to a true up that covers the period prior to the Withdrawal Time, for any energy, power or services NRPPD purchased from Tri-State during the refund period (but not later than the Withdrawal Time), Tri-State shall be entitled to collect, and NRPPD shall be required to pay, such true up amount, subject to the effective rate on file with FERC; provided however, that in lieu of such true up being added to the Class A rate or a line item on the invoice for the wholesale electric services contract, NRPPD shall pay such amount directly to Tri-State within 30 days of receipt of an invoice from Tri-State.
5.7    Membership Termination Certificate. NRPPD shall execute and deliver to Tri-State a Membership Termination Certificate in the form of Exhibit A to this Contract (the “Termination Certificate”) concurrently with payment as specified in Section 4.1.1. Upon receipt of such Termination Certificate, Tri-State shall execute and deliver to NRPPD the Termination Certificate.
Section 6. REPRESENTATIONS AND WARRANTIES
6.1    NRPPD Representations and Warranties. NRPPD represents and warrants to Tri-State, as of the Agreement Date, as follows:
6.1.1    Existence; Organization and Power. NRPPD is (a) a public power district, a body politic (political subdivision) and public corporation duly organized, validly existing, and in good standing under the State of Nebraska and (b) has all requisite power and authority to (i) conduct its business as it is now being conducted and (ii) execute, deliver, and perform this Contract.
6.1.2    Authorization. The execution, delivery and performance by NRPPD of this Contract has been duly authorized by all necessary corporate or other organizational action.
6.1.3    Binding Effect. This Contract has been duly executed and delivered by NRPPD. This Contract constitutes a legal, valid and binding obligation of NRPPD, enforceable against NRPPD in accordance with its terms except as enforcement may be limited by applicable laws such as bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
6.1.4    Financial Capability. NRPPD has, or prior to the Withdrawal Time will have, sufficient cash, available lines of credit, project financing or other sources of immediately available funds to enable it to pay the Final Payment Amount, if applicable, and to consummate the transactions contemplated hereunder.
6.2    Tri-State Representations and Warranties. Tri-State represents and warrants to NRPPD, as of the Agreement Date, as follows:
6.2.1    Existence; Organization and Power. Tri-State is (a) duly organized, validly existing, and in good standing under the laws of the State of Colorado and (b) has all requisite power and authority to (i) conduct its business as it is now being conducted and (ii) execute, deliver, and perform this Contract.
6.2.2    Authorization. The execution, delivery and performance by Tri-State of this Contract has been duly authorized by all necessary corporate or other organizational action.
6.2.3    Binding Effect. This Contract has been duly executed and delivered by Tri-State. This Contract constitutes a legal, valid and binding obligation of Tri-State, enforceable against Tri-State in accordance with its terms, except as enforcement may be limited by applicable laws such as bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
Section 7. TERMINATION; REMEDIES
7.1    Events of Termination. This Contract may be terminated as follows:
7.1.1    For Cause.
(a)By Tri-State, upon written notice to NRPPD, due to NRPPD’s failure to pay the Final Payment Amount by the time and date specified in Section 3.1 (so long as such failure is not as a result of Tri-State’s breach or default of this Contract) and if NRPPD fails to cure such non-payment of the Final Payment Amount prior to the Withdrawal Time; or

(b)By a Party, upon written notice to the other Party, due to a breach or default by the other Party of this Contract (other than a breach or default as provided above) and failure to cure such breach or default within 10 days (or such other reasonable period of time as mutually agreed between the Parties, or as otherwise ordered FERC) after receipt of notice of such breach or default from the non-defaulting Party;
7.1.2    Termination after Withdrawal Time. By either Party, upon written notice to the other Party, after May 1, 2024, in the event the closing on NRPPD’s withdrawal from membership in Tri-State did not occur on May 1, 2024, and so long as such failure to occur is not as a result of the terminating Party’s breach or default of this Contract; or
7.1.3    Mutual Consent. By the mutual written consent of the Parties.
If Tri-State terminates this Contract pursuant to Section 7.1, NRPPD’s Withdrawal Notice is automatically deemed to be rescinded by mutual agreement of the Parties and deemed null and void.
7.2    Remedies.
7.2.1    If a Party terminates the Contract pursuant to Section 7.1.1 due to the breach or default of the other Party, the non-defaulting Party may pursue any and all remedies it may have at law, in equity and under this Contract, except to the extent otherwise limited or restricted, as set forth in this Contract.
Section 8.TERM OF CONTRACT; SURVIVAL
8.1    This Contract is effective upon the date specified by FERC (the “Effective Date”). This Contract shall, unless terminated earlier pursuant to Section 7.1, remain in effect through the Withdrawal Time. After the Withdrawal Time and if the closing on NRPPD’s withdrawal from membership occurs pursuant to the terms of this Contract, Sections 1.2, 3.1.2, 3.2, 5.1.2, 5.1.3, 5.2, 5.3, 5.4, 5.6 and 8 through 19, along with any other provision that by its nature would reasonably be intended to survive, shall survive the Withdrawal Time. If the closing on NRPPD’s withdrawal from membership does not occur pursuant to the terms of this Contract or if this Contract is terminated pursuant to Section 7.1, all obligations of the Parties under this Contract will cease; provided that Sections 7 through 19, along with any other provision that by its nature would reasonably be intended to survive, shall survive the termination of this Contract.
Section 9. LIMITATION OF LIABILITY
9.1    Neither Party shall be liable to the other Party for any indirect, incidental, special, punitive, exemplary, or consequential damages, including, but not limited to, loss of use, loss of revenue, loss of profit, cost of replacement power and energy, interest charges, or cost of capital; provided that the foregoing shall not prevent or restrict either Party from seeking recovery of costs (including the types of costs listed in this Section) in a filing with FERC that seeks cost recovery due to acts or omission by the other Party that impose or cause costs to be incurred by such Party that may be recovered in accordance with FERC’s cost causation principles, including for acts or omissions related in any way to the terms and conditions of this Contract related to withdrawal and termination of the WESC.

Section 10. ENTIRE AGREEMENT
10.1     This Contract, including its schedules and exhibits (which are incorporated by reference), together with Rate Schedule No. 281, constitutes the entire agreement between the Parties and supersedes all previous communications, representations, or agreements, either oral or written, with respect to the subject matter of this Contract.
Section 11. AMENDMENT
11.1    This Contract may only be amended in a writing, signed by both Parties, with the effectiveness of such amendment, subject to acceptance or approval by FERC (if applicable).
Section 12. COUNTERPARTS
12.1    This Contract and any of its certificates may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Contract and any of its certificates may be electronically signed and electronic signatures appearing on such are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Delivery may be effected by actual delivery or by electronic transmission of an executed counterpart copy to the other Party.
Section 13. ASSIGNMENT
13.1     Except as provided herein, neither Party shall assign any of its rights, title, or interests or delegate any performance under this Contract without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. Each Party shall have the right at any time and from time to time to mortgage, create, or provide for a security interest in or convey in trust its rights, titles, and interests in this Contract to a lender, mortgagee, or trustee under deeds of trust, mortgages, or indentures, or to secured parties under security agreements, as security for its present or future bonds or other obligations or securities, and to any successors or assigns thereof without need for the prior consent of the other Party, and without the lender, mortgagee, trustee, or secured party assuming or becoming in any respect obligated to perform any of the obligations of such Party. Any lender, mortgagee, trustee, or secured party under a present or future deed of trust, mortgage, indenture, or security agreement of a Party and any successor thereof by action of law or otherwise, and any purchaser, transferee, or assignee of any thereof may, without need for the prior consent of the other Party, succeed to and acquire all the rights, titles, and interests of the borrowing Party in this Contract, and may foreclose upon said rights, titles, and interests of the borrowing Party. Any purported assignment in violation of this Section is voidable.
Section 14. NO THIRD -PARTY BENEFICIARIES
14.1    This Contract does not and is not intended to confer any rights or remedies upon any third party.
Section 15. NOTICES
15.1    Any notice, consent or other communication required to be made in writing under this Contract shall be delivered (a) in person; (b) by nationally recognized overnight courier (charges prepaid); or (c) by email transmission, in each case properly addressed to the persons specified below. Either Party may from time to time change its contact information for the purposes of notices, consents, or other communications by a similar notice to the other Party specifying new contact information, but no such change shall become effective until it is actually received by the other Party. All notices, consents, or other communications required or permitted under this Contract that are addressed as provided in this Section shall be deemed to have been given (i) upon delivery if delivered in person or by overnight courier, or (ii) upon the notice sender’s receipt of written confirmation of delivery from the notice recipient, if delivered by email. Notices shall be addressed as follows:
If to NRPPD:
Northwest Rural Public Power District
Attn: Chance Briscoe
5613 State Highway 87
        Hay Springs, NE 69347
Email: cbriscoe@nrppd.com

        With a copies to:

Richard M. Lorenzo
Loeb & Loeb LLP
Suite 300 East
901 New York Avenue
Washington, DC 20001
Email: rlorenzo@loeb.com

Terry Curtiss
Attorney at Law
Curtiss, Moravek & Curtiss, PC, LLO
416 Niobrara Avenue
Alliance, Nebraska 69301
Email: tc3@manyhatslaw.com

If to Tri-State:
Tri-State Generation and Transmission Association, Inc.
Attn: Senior Vice President, General Counsel
1100 W. 116th Avenue
Westminster, CO 80234
Email: jsturhahn@tristategt.org
Section 16. WAIVER
16.1    The failure or delay of any Party to enforce any right arising under this Contract on one or more occasions, or a Party’s particular course of conduct, will not operate as a waiver of that or any other right on that or any other occasion. A waiver at any time by a Party to this Contract of its rights with respect to any matter arising under or in connection with this Contract shall not be deemed to be a waiver with respect to any subsequent matter. A waiver must be in writing and signed by the Party against whom enforcement is sought in order to be effective.
Section 17. HEADINGS
17.1    Headings and captions are for reference only and shall not be construed as interpretations of the text of this Contract.

Section 18. CHOICE OF LAW
18.1    To the extent not governed and construed pursuant to federal law, this Contract shall be governed by and construed in accordance with internal laws of the State of Colorado, without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Colorado and applicable federal law.
Section 19. SEVERABILITY
19.1    The invalidity or unenforceability of any provision of this Contract shall not affect or impair any other provision, and the invalid or unenforceable provision shall be modified to the extent necessary to make it valid and enforceable.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Membership Withdrawal Agreement to be duly executed by and through their authorized representatives as of the Agreement Date.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By (signature):

Name: Duane Highley
Title: Chief Executive Officer

NORTHWEST RURAL PUBLIC POWER DISTRICT

By (signature):

Name:
Title:

SCHEDULE 2.1.2

LIST OF CONTRACTS THAT TERMINATE AT
THE WITHDRAWAL TIME

Tri-State Contract No.	Date of Contract	Title

WESC
N/A	7/1/2007	Wholesale Electric Service Contract*
Transmission and Telecommunication Agreements
TS-81-0019	10/1/1981	Agreement of Ownership, Operation and Maintenance of Communication Facilities at Hay Springs, Nebraska
TS-82-0021	2/17/1982	License Agreement for the Installation and Maintenance of Facilities for Energy Management System (SCADA)
TS-11-0234	4/23/2014	Facilities Management Agreement*
TS-12-0169	3/1/2013	Letter Agreement for the Rush Creek 34.5-24.9 kV Point of Delivery*
Other
TS-18-0138	10/15/2018	Contract for Tri-State Participation in Basin’s Non-Controlled Electric/Dual Space Heat Rate
*Filed with FERC
Schedule 2.1.2

SCHEDULE 2.1.4
EQUIPMENT CONVEYED

Chadron Substation - Facility Description
Three (3) 12.47 kV metering CTs, associated structures, foundations, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors
Three (3) 12.47 kV metering VTs, associated structures, foundations, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors
Metering panel and all equipment therein
RTU rack and associated RTU equipment

Crow Butte Substation - Facility Description
Three (3) 12.47 kV metering CTs, associated structures, foundations, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors
Three (3) 12.47 kV metering VTs, associated structures, foundations, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors
Metering panel and associated revenue metering and RTU equipment

Schedule 2.1.4

Dunlap Substation - Facility Description
One (1) 115-69-12.47 kV 16/21.3/26.7 MVA transformer T1 (KY1A), associated structures, foundations, oil containment, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors
One (1) 115 kV circuit switcher no. 164 with integrated bypass switch no. 169, associated structures, foundations, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors

Gordon Substation - Facility Description
Three (3) 34.5 kV metering CTs, associated structures, foundations, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors
Three (3) 34.5 kV metering VTs, associated structures, foundations, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors
Metering panel and associated revenue metering equipment
RTU cabinet and associated RTU equipment

Schedule 2.1.4

Rush Creek Substation - Facility Description
Three (3) 34.5 kV metering CTs, associated structures, foundations, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors
Three (3) 34.5 kV metering VTs, associated structures, foundations, jumpers, hardware, grounding, wiring, cable, junction boxes, fuses, conduit, and connectors
Metering panel and associated revenue metering and RTU equipment

Schedule 2.1.4

Ownership Legend
TSGT
NPPD
NRPPD
34.5kV
TO
CHADRON
SUBSTATION
(NPPD/WAPA)
301
303
TWACS
D2
302
D1
CHADRON
385
307
305
D2
308
D1
D1
306
D2
HEMMINGFORD
CHADRON
10TH ST
5654
T1
34.5-12.47kV
RM
12.47kV
(NRPPD)
12.47kV
(NPPD)
CHADRON SUBSTATION
WITHDRAWL EXHIBIT
(PRE WITHDRAWL)
TRI-STATE GENERATION & TRANSMISSION
ASSOCIATION, INCORPORATED
TRI-STATE
1100 W. 116th Ave.
P.O. Box 33695
Denver, Colorado 80233
303-452-6111
RBT
01/25/24
S9015-B-16-001

Schedule 2.1.4

Ownership Legend

- TSGT
- NRPPD

T1
34.5-12.47kV
7/10MVA
342
12.47kV
(NRPPD)
RM
34.5kV LINE TO
CRAWFORD

CROW BUTTE SUBSTATION

WITHDRAWL EXHIBIT
(PRE WITHDRAWL)

TRI-STATE GENERATION & TRANSMISSION ASSOCIATION, INCORPORATED

TRI-STATE
Generation and Transmission Association, Inc.
A Touchstone Energy® Cooperative
1100 W. 116th Ave.
P.O. Box 33695
Denver, Colorado 80233
303-452-6111

Dwn: RBT
Date: 01/29/24

S9215-B-16-001

Schedule 2.1.4

Ownership Legend
TSGT
WAPA
NRPPD
115kV TO CHADRON SUBSTATION
7470
7465
163
7461
7460
169
164
159
150
155
154
153
FZ1A
SS
RM
T1 (KY1A)
115-69-12.47kV
16/21.3/26.7MVA
69kV LINE TO HAY SPRINGS
115kV TO BOX BUTTE SUBSTATION

DUNLAP SUBSTATION

WITHDRAWL EXHIBIT (PRE WITHDRAWL)

TRI-STATE GENERATION & TRANSMISSION ASSOCIATION, INCORPORATED

TRI-STATE

1100 W. 116th Ave.
P.O. Box 33695
Denver, Colorado 80233
303-452-6111

Dwn: RBT
Date: 01/29/24

S9075-B-16-001

Schedule 2.1.4

Ownership Legend
TSGT
NPPD
NRPPD
34.5kV
TO
GORDON
TOWN
SUBSTATION
99-0102
99-0101
1-342
RM
T1
34.5-24.9kV
10/12.5MVA
24.9kV
(NRPPD)
34.5kV
TO
RUSSEL
TOWN
SUBSTATION
GORDON SUBSTATION
WITHDRAWL EXHIBIT
(PRE WITHDRAWL)
TRI-STATE GENERATION & TRANSMISSION
ASSOCIATION, INCORPORATED
TRI-STATE
1100 W. 116th Ave.
P.O. Box 33695
Denver, Colorado 80233
303-452-6111
RBT
01/29/24
S9171-B-16-001

Schedule 2.1.4

Ownership Legend
TSGT
NRPPD
34.5kV TO RUSH CREEK TAP
8-342
RM
8-304
T1
34.5-24.9kV
10/14MVA
24.9kV (NRPPD)
RUSH CREEK SUBSTATION
WITHDRAWL EXHIBIT (PRE WITHDRAWL)
TRI-STATE GENERATION & TRANSMISSION ASSOCIATION, INCORPORATED
TRI-STATE
1100 W. 116th Ave.
P.O. Box 33695
Denver, Colorado 80233
303-452-6111
Dwn: RBT
Date: 01/29/24
S1093-B-16-001

Schedule 2.1.4

Exhibit A – Membership Termination Certificate
Certificate of Withdrawal of Membership
THIS CERTIFICATE OF WITHDRAWAL OF MEMBERSHIP (“Certificate”) is made and effective on May 1, 2024, by and between TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado cooperative corporation (“Tri-State”) and NORTHWEST RURAL PUBLIC POWER DISTRICT, a Nebraska public power district (“NRPPD”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Contract (defined below).
WHEREAS, Tri-State and NRPPD have entered into that certain Membership Withdrawal Agreement dated ______, 2024 (the “Contract”), wherein NRPPD will withdraw from membership in Tri-State and terminate the WESC.
NOW, THEREFORE, in consideration of NRPPD’s satisfaction of the Final Payment Amount calculated pursuant to Rate Schedule No. 281 and Section 3.1 of the Contract, Tri-State and NRPPD hereby acknowledge and agree as follows:
1)With the execution and delivery of this Certificate, all conditions set forth in Section 4 of the Contract have been satisfied or waived by the applicable Party.
2)Effective as of 12:00:00 a.m. Mountain Prevailing Time on May 1, 2024:
a.NRPPD has withdrawn from its membership in Tri-State pursuant to Article I, Section 4 of the Bylaws and is not entitled to any of the rights or bound by any obligations of a member of Tri-State; and
b.the contracts identified in Schedule 2.1.2 to the Contract, including the WESC, are terminated and of no further force and effect, except to the extent set forth in the Contract.
[Signature Page Follows]

Exhibit A

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the date first written above.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By (signature):

Name:
Title:

NORTHWEST RURAL PUBLIC POWER DISTRICT

By (signature):

Name:
Title:
Exhibit A

Exhibit B

BILL OF SALE

THIS BILL OF SALE is made this ___ day of _____________, 2024 by TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC. (“Tri-State”), a Colorado cooperative corporation, whose address is 1100 West 116th Avenue, Westminster, Colorado 80234, for the benefit of NORTHWEST RURAL PUBLIC POWER DISTRICT (“NRPPD”), a Nebraska public power district, whose address is ____________________, NE ______. Capitalized terms used but not defined shall have the meanings ascribed to them in the Contract (defined below).

WHEREAS, Tri-State and NRPPD have entered into that certain Membership Withdrawal Agreement, 23-TSGT-0073, dated ______, 2024 (the “Contract”), wherein Tri-State has agreed to transfer, convey, and assign and NRPPD has agreed to acquire, the certain facilities and equipment pursuant to the Contract.

NOW, THEREFORE, for the mutual promises and covenants contained in the Contract by NRPPD, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, consistent with the Contract, Tri-State hereby transfers, assigns and conveys to NRPPD, and sets over unto NRPPD and its successors and assigns forever, and NRPPD does hereby accept and assume, all of Tri-State’s right, title, obligations and interest in and to the facilities and equipment described on the attached Schedule 2.1.4 (collectively, the “Equipment Conveyed”).

The Equipment Conveyed is hereby transferred, conveyed, and assigned to NRPPD “AS IS” and “with all faults,” and without any indemnity, representation or warranty whatsoever, except that the Equipment Conveyed is transferred, conveyed, and assigned to NRPPD free and clear of all encumbrances created by Tri-State.

This Bill of Sale shall be governed by, interpreted and construed under, and is enforceable in accordance with the laws of the State of Colorado.

IN WITNESS WHEREOF, Tri-State has executed this Bill of Sale as of the day and year first written above.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By (signature):

Name (print):

Title:

ACCEPTED AND ASSUMED:

Exhibit B

NORTHWEST RURAL PUBLIC POWER DISTRICT

By (signature):

Name (print):

Title:

Exhibit B